Exhibit 1(g)

                     SIXTH AMENDMENT DATED DECEMBER 10, 2002

          TO JANUS ADVISER SERIES TRUST INSTRUMENT DATED MARCH 22, 2000

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect (i) the designation of shares of existing Series of the Trust as "Class I Shares," (ii) the designation and establishment of a second class of shares of each Series of the Trust ("Class C Shares"), and (iii) the addition of Janus Adviser Small Cap Value Fund as a series of Janus Adviser Series:

                                   SCHEDULE A

Series of the Trust                                         Available Classes

Janus Adviser Aggressive Growth Fund                          Class I Shares
                                                              Class C Shares

Janus Adviser Balanced Fund                                   Class I Shares
                                                              Class C Shares

Janus Adviser Capital Appreciation Fund                       Class I Shares
                                                              Class C Shares

Janus Adviser Core Equity Fund                                Class I Shares
                                                              Class C Shares

Janus Adviser Flexible Income Fund                            Class I Shares
                                                              Class C Shares

Janus Adviser Growth Fund                                     Class I Shares
                                                              Class C Shares

Janus Adviser Growth and Income Fund                          Class I Shares
                                                              Class C Shares

Janus Adviser International Fund                              Class I Shares
                                                              Class C Shares

Janus Adviser International Value Fund                        Class I Shares
                                                              Class C Shares

Janus Adviser Mid Cap Value Fund                              Class I Shares
                                                              Class C Shares

Janus Adviser Money Market Fund                               Class I Shares
                                                              Class C Shares

Janus Adviser Risk-Managed Large Cap Core Fund                Class I Shares
                                                              Class C Shares

Janus Adviser Risk-Managed Large Cap Growth Fund              Class I Shares
                                                              Class C Shares

Janus Adviser Small Cap Value Fund                            Class I Shares
                                                              Class C Shares

Janus Adviser Strategic Value Fund                            Class I Shares
                                                              Class C Shares

Janus Adviser Worldwide Fund                                  Class I Shares
                                                              Class C Shares


                                                                         [SEAL]